Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of Liberty Bancorp, Inc. (the “Registrant”) hereby certify that this Annual Report on Form 10-K for the year ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Brent M. Giles
Brent M. Giles
Chief Executive Officer

By:	/s/ Marc J. Weishaar
Marc J. Weishaar
Chief Financial Officer

Date: December 28, 2007